PIKE COUNTY LIGHT & POWER COMPANY

TO

BANKERS’ TRUST COMPANY,

As Trustee

First Supplemental Indenture

Dated as of August 15, 1990

Supplemental to Indenture of Mortgage and Deed of Trust

Dated July 15, 1971

$1,800,000 of First Mortgage Bonds, 9.95% Series B Due 2020

Recorded in the office of the Recorder of Deeds of Pike County, Commonwealth of Pennsylvania on __________, 1990 in Book Volume ____, page _____.

Parties		1

Recitals	Purpose of First Supplemental Indenture	1
	Authorization of First Supplemental Indenture	1

Granting Clauses		1

ARTICLE I

THE SERIES B BONDS

Section 1	Creation of Bonds	1

Section 2	Redemption of Bonds	2

Section 3	Description of Bonds	3
	Form	3
	Signatures	5
	Trustee’s Authentication	5
	Modification	6
	Redemption Table and Procedure	7
	Transfer	9
	Exchange	9

ARTICLE II

CONCERNING THE TRUSTEE

Section 1	The Trustee	8

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 1	Amendment of Indenture	8

Section 2	Incorportation of Indenture	8

Section 3	Counterparts	9

Section 4	Heading Not to Affect Construction	9

TESTIMONIUM		9

SIGNATURES AND SEAL

ACKNOWLEDGEMENTS

1

FIRST SUPPLEMENTAL INDENTURE dated as of August 15, 1990 between PIKE COUNTY LIGHT & POWER COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the “Company”), having its principal office at 219 1/2 Broad Street, Milford, Pennsylvania 18337, party of the first part, and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee, (hereinafter called the “Trustee”), having an office at Four Albany Street, New York, New York, party of the second part.

WHEREAS, to secure the Company’s First Mortgage Bonds (hereinafter called the “Bonds”), the Company has executed and delivered to the Trustee an Indenture of Mortgage and Deed of Trust (herein called the “Indenture”) dated July 15, 1971, which is recorded in the office of the Recorder of Deeds of Pike County, Pennsylvania in Book Volume 115, page 235; and

WHEREAS, the Company has issued under the Indenture $950,000 of its First Mortgage Bonds, 9% Series A due August 15, 2001, of which $883,500 is outstanding on the date hereof; and

WHEREAS, the Company desires by this First Supplemental Indenture to create another Series of Bonds to be issued under the Indenture, to designate or otherwise distinguish such series, to specify the particulars necessary to describe and define the same, and to specify such other provisions and agreements in respect thereto as are in said Indenture provided or permitted; and

WHEREAS, the Board of Directors of the Company has duly authorized this First Supplemental Indenture and pursuant to the provisions of the Indenture has fixed and determined the terms and conditions of the Series B Bonds hereinafter referred to, to be issued under the Indenture; and

WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture, when duly executed, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been done, performed and fulfilled;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the sum of One Dollar lawful money of the United States of America to the Company by the Trustee at or before the execution and delivery of this First Supplemental Indenture paid, the receipt whereof is hereby acknowledged, and of other good and valuable considerations, the Company has executed and delivered this First Supplemental Indenture.

2

ARTICLE I.

THE SERIES B BONDS

Section 1. There is hereby created a Series of Bonds to be issued under and secured by the Indenture, to be designated as “First Mortgage Bonds, 9.95% Series B due 2020” of the Company (herein called the “Series B Bonds”). The Series B Bonds shall be limited in aggregate principal amount to $1,800,000, except as provided under Section 2.04 of the Indenture. The date of the commencement of the first interest period for all Series B Bonds shall be the date of original issuance of the Series B Bonds. The Series B Bonds shall mature August 15, 2020. The principal of, premium, if any, and interest on the Series B Bonds shall be payable in any coin or currency of the United States of America which is at the time of payment legal tender for public and private debts. Unless otherwise provided in a written agreement between the Company and a holder of the Bonds, the place where such principal, premium, if any, and interest shall be payable shall, subject to Section 2 of this Article I, be the Corporate Trust Office of the Trustee in the Borough of Manhattan, City and State of New York. The rate of interest shall be 9.95% per annum, payable (computed on the basis of a 360-day year of twelve 30-day months) semi-annually on the fifteenth day of February and the fifteenth day of August in each year, commencing February 15, 1991.

Section 2. The Series B Bonds shall be redeemable prior to their maturity, in whole, or from time to time in part, as, and at the times and respective redemption prices, provided in the form of Series B Bond set forth in Section 3 of this Article I. In case any Series B Bond is to be redeemed in part only, the notice which relates to such Bond shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Bond, the holder will receive the redemption price in respect of the principal amount thereof called for redemption and a new Series B Bond or Bonds of authorized denominations for the principal amount thereof remaining unredeemed or, at the option of the holder of such Series B Bond called for redemption, the Trustee, in lieu of delivering a new Series B Bond or Bonds as aforesaid, will make a notation on such Series B Bond called for redemption of the payment of the redeemed portion thereof; and the notice shall further state that, notwithstanding the foregoing, on the date fixed for redemption, the holder of any Series B Bond to be redeemed in part only will receive the redemption price in respect of the principal amount thereof called for redemption without the surrender of such Bond, provided that there shall have been filed with the Trustee an agreement between the registered owner of such Bond and the Company whereby the holder will receive the redemption price in respect of the principal amount thereof called for redemption without such surrender, and such holder agrees that he will, prior to delivery upon sale, transfer or other disposition, surrender such Bond to the Trustee in exchange for a new Series B Bond or Bonds of authorized denominations for the unredeemed balance of the principal amount thereof. The Trustee is authorized to act in accordance with any such agreement and shall, subject to the provisions of Section 14.01 of the Indenture, have no liability to any holder of Series B Bonds, the Company, or otherwise for failure of any holder of Series B Bonds to submit such Series B Bonds to the Trustee as aforesaid.’ The Company hereby agrees to indemnify the Trustee against, and hold it harmless from, any loss or damage resulting from any act or omission on the part of any Bond holder or the Company in connection with any such agreement and against any liability resulting from any action, subject to the provisions of Section 14.01 of the Indenture, taken by the Trustee in accordance with the provisions of any such agreement.

3

If fewer than all of the Series B Bonds are to be redeemed, the Trustee, upon notice from the Company of the principal amount of the Series B Bonds to be redeemed, shall prorate the principal amount of Series B Bonds to be redeemed among all holders of Series B Bonds in proportion (as nearly as may be consistent with the end that particular Series B Bonds be redeemed only in multiples of $1,000) to the respective unpaid principal amounts of Series B Bonds held by such holders on such date of proration (which date shall not be more than 10 days prior to the mailing of notice to such holders of such redemption as herein required), and shall then select for redemption the particular Series B Bonds or portions to be redeemed.

The Trustee shall promptly notify the Company in writing of the Series B Bonds selected for redemption and, in the case of any Series B Bonds selected for partial redemption, the principal amounts thereof to be redeemed.

Section 3. The Series B Bonds shall be registered Bonds without coupons in the denomination of $1,000 and in such multiples of $1,000 as may be executed by the Company and delivered to the Trustee for authentication and delivery. The office or agency of the Company at which books for the registration and registration of transfer of Bonds of Series B shall be kept shall be the Corporate Trust Office of the Trustee in the Borough of Manhattan, City and State of New York. The Series B Bonds shall be transferable and exchangeable as provided in the form thereof set forth in this First Supplemental Indenture.

The Series B Bonds and the Trustee’s Certificate to be inscribed on all Bonds of said series, are to be substantially in the forms following:

[Form of Face of Series B Bond]

PIKE COUNTY LIGHT & POWER COMPANY

First Mortgage Bond, 9.95% Series B Due 2020

PIKE COUNTY LIGHT & POWER COMPANY, a Pennsylvania corporation (herein called the “Company”), for value received, hereby promises to pay to , or registered assigns, the principal sum of Dollars ($     ) on August 15, 2020, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on such principal sum at the rate per annum specified in the title of this Bond semi-annually on February 15 and August 15 in each year, commencing February 15, 1991, until payment of such principal sum has been made, or duly provided for, to the registered owner hereof as of the close of business on the record date respecting such interest payment date. The first day of the month in which an interest payment date occurs (or in the event that such first day is not a Business Day, as defined in the Indenture referred to on the reverse side hereof, then the next preceding Business Day) shall be deemed the “record date” for the determination of persons to whom interest on Series B Bonds shall be payable; and, in the event that any Bond is transferred after the close of business on such record date and prior to the opening of business on the interest payment date next following, the interest payable on such interest payment date shall be paid to the registered holder at the close of business on such record date of such Series B Bond, subject to certain exceptions set forth in the Indenture. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such record date, and may be paid to the person in whose name this Series B Bond is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Series B Bonds not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series B Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

4

Unless otherwise provided in a written agreement between the holder of this Bond and the Company, both principal of and interest on this Bond, as well as any premium hereon in case of the redemption hereof prior to maturity, are payable at the Corporate Trust Office of the Trustee hereinafter named, in the Borough of Manhattan, City and State of New York, or at such other office or agency in said Borough as shall be maintained by the Company for such purpose, in such coin or currency of the United. States of America as at the time of payment shall be legal tender for public and private debts.

Reference is made to the further provisions of this Bond set forth on the reverse hereof, which for all purposes have the same effect as though fully set forth at this place.

This Bond shall not be valid or obligatory for any purpose until authenticated by the execution by the Trustee of the certificate inscribed hereon.

In Witness Whereof, the Company has caused this Bond to be executed in its corporate name by a facsimile of the signature of its President or a Vice President and imprinted with a facsimile of its corporate seal, attested by a facsimile of the signature of its Secretary or an Assistant Secretary.

Dated:

PIKE COUNTY LIGHT & POWER COMPANY

By

(Vice) President

[Corporate Seal]

Attest:

(Assistant) Secretary

[Form of Trustee’s Certificate]

This is one of the First Mortgage Bonds of the Series designated above and described in the within-mentioned Indenture.

Bankers Trust Company,

as Trustee

By

(Authorized Officer)

5

[Form of Reverse of Series B Bond]

This Bond is one of a duly authorized issue of Bonds of the Company, of an unlimited (except as provided in the Indenture hereinafter mentioned) permitted principal amount, all issued or to be issued in one or more series, all of the Bonds of all Series being issued or to be issued under and, irrespective of the time of issue, all equally secured by an Indenture of Mortgage and Deed of Trust (herein, with all instruments stated to be supplemental thereto to which the Trustee hereinafter named is or shall be a party, called the “Indenture”), dated July 15, 1971, to Bankers Trust Company (hereinafter, with its successors as defined in the Indenture, referred to as the “Trustee”), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the properties mortgaged and pledged to the Trustee, and for a statement of the nature and extent of the security, the rights of the holders of the Bonds and of the Company and the Trustee with respect to such security, and the terms and conditions upon which said Bonds are or are to be issued and secured; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay, at the stated or accelerated maturities herein provided, the principal of, premium, if any, and interest on this Bond as herein provided.

The Indenture and the rights and obligations of the Company and of the holders of the Bonds thereunder may be changed or modified at any time upon the consent and approval of the Company and of the holders of at least 66 2/3% in principal amount of the Bonds then outstanding affected by such change or modification, as provided in the Indenture, and in the manner and subject to the limitations therein set forth; provided, that no such change or modification shall (a) alter or impair the obligation of the Company to pay the principal of, premium, if any, and interest on any Bond at the time and place and at the rate and in the currency provided therein, without the consent of the holder of such Bond, (b) permit the creation by the Company of any mortgage, or lien in the nature of a mortgage, ranking prior to or pari passu with the lien of the Indenture, or alter adversely to the Bondholders the character of the lien of the Indenture except as in the Indenture otherwise expressly provided, unless the creation of such mortgage or lien, or such alteration of the lien of the Indenture, be consented to by the holders of all outstanding Bonds, (c) affect the Trustee unless consented to by the Trustee or (d) permit a reduction of the percentage of the Bonds required for any change or modification of the Indenture, without the consent of the holders of all outstanding Bonds.

6

The principal of this Bond together with accrued interest thereon may be declared, or may become, due and payable before maturity in certain events, on the conditions, in the manner and with the effect set forth in the Indenture.

Each Series B Bond shall be dated as of the date of its authentication, and shall bear interest from the February 15 or August 15, as the case may be, next preceding the date of such Bond to which interest has been paid (unless the date of such Bond is a February 15 or an August 15 to which interest has been paid, in which case such Bond shall bear interest from its date, or unless the date of such Bond is prior to the payment of any interest on the Series B Bonds, in which case it shall bear interest from the date of original issuance of the Series B Bonds). However, so long as there is no existing default in the payment of interest on the Series B Bonds, any such Bond authenticated by the Trustee after the close of business on the record date for any interest payment date and prior to such interest payment date shall be dated the date of its authentication, but shall bear interest from such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of interest on such interest payment date, then such Bond shall bear interest from the February 15 or August 15, as the case may be, next preceding the date of such Bond to which interest has previously been paid or made available for payment on the outstanding Series B Bonds or, if no interest has been paid on such Bond, from the date of original issuance of the Series B Bonds:

The Series B Bonds are not entitled to the benefit of a Sinking or Improvement Fund provided for in the Indenture. The Series B Bonds may be redeemed at the option of the Company, either as a whole or in part, on any date prior to maturity and after August 14, 1995, whether or not an interest payment date, at the respective redemption prices (expressed as percentages of principal amount to be redeemed) indicated in the tabulation below under the heading “Optional Redemption Prices” and are also subject to redemption as a whole at a redemption price equal to the principal amount thereof pursuant to Section 10.07 of the Indenture upon the sale in certain cases or the taking by exercise of the power of eminent domain of all or substantially all the property subject to the lien of the Indenture:

7

DATE FIXED FOR REDEMPTION	OPTIONAL REDEMPTION PRICES (%)
On or after August 15, 1995 and prior to August 15, 1996	107.855
Thereafter and on or before August 14, 1997	107.331
Thereafter and on or before August 14, 1998	106.807
Thereafter and on or before August 14, 1999	106.283
Thereafter and on or before August 14, 2000	105.759
Thereafter and on or before August 14, 2001	105.235
Thereafter and on or before August 14, 2002	104.711
Thereafter and on or before August 14, 2003	104.187

Thereafter and on or before August 14, 2004	103.663
Thereafter and on or before August 14, 2005	103.139
Thereafter and on or before August 14, 2006	102.615
Thereafter and on or before August 14, 2007	102.091
Thereafter and on or before August 14, 2008	101.567
Thereafter and on or before August 14, 2009	101.043
Thereafter and on or before August 14, 2010	100.519
Thereafter to maturity	100.00

8

together, in each case, with interest accrued and unpaid to the date fixed for redemption, upon notice mailed to the respective registered owners of the Series B Bonds designated for redemption at least 30 days and not more than 60 days prior to the date fixed for redemption, at their addresses appearing upon the Bond registration books, all subject to the conditions more fully set forth in the Indenture.

No recourse shall be had for the payment of any part of principal of, or premium or interest on, this Bond, or for any claim based hereon or thereon, or otherwise in any manner with respect hereto, or with respect to the Indenture, to or against any incorporator or any past, present or future stockholder, officer or director of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or other provision of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and as part of the consideration for the issue hereof, as provided in the Indenture.

If this Bond or any part thereof is called for redemption and payment duly provided, this Bond or such part thereof shall cease to bear interest from and after the date for such redemption.

Registration of transfer of this Bond may be made and this Bond may be exchanged as prescribed in the Indenture by the registered owner in person or by duly authorized attorney, at the Corporate Trust Office of the Trustee, or at such other offices or agencies of the Trustee or the Company as shall be maintained for such purpose, upon the surrender of this Bond, and thereupon a new Bond or Bonds of authorized denominations of the same Series for a like aggregate principal amount will be issued to the transferee, all in the manner and subject to the terms, conditions and limitations specified in the Indenture. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon (subject to the provisions of the first paragraph on the face of this Bond), and for all other purposes, and neither the Company, the Trustee nor any paying agent or agency shall be affected by any notice to the contrary, whether this Bond or such interest shall be overdue or not.

9

ARTICLE II.

CONCERNING THE TRUSTEE

Section 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

ARTICLE III.

MISCELLANEOUS PROVISIONS

Section 1. The Indenture is hereby amended with respect to redemption from time to time of fewer than all of the outstanding Series B Bonds, and not with respect to Bonds of any other Series except as may be specifically provided with respect thereto, to the extent necessary so that the provisions of Article I of this First Supplemental Indenture are not inconsistent with the Indenture.

Section 2. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture shall be deemed to be incorporated in, and made a part of, this First Supplemental Indenture; and the Indenture as supplemented by this First Supplemental Indenture is in all respects ratified and confirmed; and the Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3. This First Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustees shall preserve undestroyed, shall together constitute but one and the same instrument.

Section 4.

The headings of the Articles and Sections herein are for convenience only and shall not affect the construction hereof.

10

IN WITNESS WHEREOF, PIKE COUNTY LIGHT & POWER COMPANY has caused this First Supplemental Indenture to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and, in token of its acceptance of the trusts created hereunder, Bankers Trust Company has caused this First Supplemental Indenture to be signed in its corporate name by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by one of its Assistant Secretaries, all as of the day and year first above written, but actually executed by Pike County Light & Power Company on the date set forth in its acknowledgement appended hereto.

PIKE COUNTY LIGHT & POWER COMPANY

[Corporate Seal)

By /s/ L. Mario DiValentino

Vice President

Attest:

/s/ [unknown signator]

[Assistant Secretary]

BANKERS TRUST COMPANY, as Trustee

By /s/ Barbara Joiner

Vice President

Attest:

/s/ [unknown signator]

Assistant Secretary

STATE OF NEW YORK )

) SS.:

COUNTY OF ROCKLAND )

11

On the 23rd day of August, in the year 1990, before.me personally came L. Mario DiValentino, to me known, who; being by me duly sworn, did depose and say that he resides at 7 Moonstone Road, New Paltz, New York; that he is a Vice President of Pike County Light & Power Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

/s/ Todd M. Lieval

Notary Public

[Notarial Seal]

Todd M. Lieval

Notary Public, State of New York

No. 4864004

Qualified in Rockland County

Commission Expires July 31, 1991

STATE OF NEW YORK )

) SS.:

COUNTY OF NEW YORK )

On the 23rd day of August, in the year 1990, before me personally came Barbara Joiner, to me known, who, being by me duly sworn, did depose and say that she resides at 244 Madison Avenue, New York N.Y. 10005; that she is a Vice President of Bankers Trust Company, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that .the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed his name thereto by like order.

/s/ Desiree Marshall

Notary Public

[Notarial Seal]

 Desiree Marshall

Notary Public, State of New York

No. 24-4885294

Qualified in Kings County

Certificate filed in New York County

Commission Expires February 17, 1991